                                                                    EXHIBIT 10.1

                        AMENDMENT NO. 1 AND CONSENT NO. 2

      AMENDMENT NO. 1 AND CONSENT NO. 2 (this "Amendment and Consent"), dated as of July 27, 2005, under the Credit Agreement, dated as of March 31, 2004, among THE BISYS GROUP, INC., the Lenders party thereto, BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, JPMORGAN CHASE BANK, SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent (the "Credit Agreement").

                                    RECITALS

      A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      B. The Borrower failed to deliver its 10-Q for the fiscal quarter ended March 31, 2005 (the "Third Quarter 10-Q") to the Administrative Agent by May 16, 2005, the date required by Section 6.1(b) of the Credit Agreement (the "Required Delivery Date"). As a result of such failure, a Default has occurred and is continuing (the "10-Q Default"). In addition, the Borrower failed to deliver the Compliance Certificate for the fiscal quarter ended March 31, 2005 (the "Third Quarter Compliance Certificate") to the Administrative Agent by the Required Delivery Date as required by Section 6.1(b) of the Credit Agreement"). As a result of such failure, a Default has occurred and is continuing (the "Compliance Certificate Default" and, together with the 10-Q Default, the "Defaults"). But for the Consent and Waiver (as hereinafter defined), in accordance with Section 8.1(e) of the Credit Agreement, the Defaults would have become Events of Default if the Third Quarter 10-Q and the Third Quarter Compliance Certificate were not delivered on or before June 15, 2005, the last day of the 30 day cure period set forth therein (the "Cure Period Expiration Date").

      C. Pursuant to Consent No. 1 and Waiver No. 2, dated as of June 10, 2005 (the "Consent and Waiver"), the Administrative Agent and the Lenders, among other things, (i) extended the Cure Period Expiration Date from June 15, 2005 through and including August 1, 2005, and (ii) effective as of June 20, 2005 (the All Lender Effective Date as defined in the Consent and Waiver) consented to the setting of the Applicable Margin until the earlier to occur of (x) the delivery of the Third Quarter Compliance Certificate and (y) August 1, 2005 based on the Total Leverage Ratio as set forth in the Compliance Certificate delivered with respect to the fiscal quarter of the Borrower ended December 31, 2004 (the "December 2004 Applicable Margin").

      D. The Borrower does not expect to be in a position to deliver the Third Quarter 10-Q or the Third Quarter Compliance Certificate on or before August 1, 2005 and has requested that the Administrative Agent and the Lenders (i) consent to the extension of the Cure Period Expiration Date in respect of the Defaults through and including September 13, 2005, and (ii) make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions of this Amendment and Consent.

      Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. The Administrative Agent and the Lenders hereby consent to the extension of the Cure Period Expiration Date in respect of the Defaults through and including September 13, 2005.

      2. The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Maturity Date" means (i) if the Subordinated Notes have not been refinanced in full on or before December 14, 2005, December 14, 2005, and (ii) if the Subordinated Notes have been refinanced in full on or before December 14, 2005, March 31, 2008.

      3. Section 6.8(a) of the Credit Agreement is amended by adding the following sentence to the end thereof:

                  Notwithstanding anything in any Loan Document to the contrary, the proceeds of the Loans may not be used to purchase, repay, prepay, redeem, acquire, defease or otherwise retire all or any portion of the Subordinated Notes or any Subordinated Refinancing Notes.

      4. Section 7.8 of the Credit Agreement is amended by (i) deleting the word "and" at the end of subsection (b) thereof, (ii) substituting "; and" for the period at the end of subsection (c) thereof and (iii) adding a new subsection
(d) to the end thereof to read as follows:

                  (d) the Borrower may (i) make regularly scheduled payments of interest on the Subordinated Notes or any Subordinated Refinancing Notes, in each case to the extent permitted by the subordination terms applicable thereto, and (ii) refinance the Subordinated Notes with Subordinated Refinancing Notes to the extent permitted by
            Section 7.1(a)(xvi).

      5. Section 7.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) Consolidated Net Worth. The Borrower will not permit
            Consolidated Net Worth as of the last day of each fiscal quarter to be less than the sum, without duplication, of (i) $685,000,000 plus
            (ii) 60% of Consolidated Net Income (if positive) for each fiscal quarter commencing after March 31, 2005 to the date of such determination, plus (iii) with respect to any issuance of by the Borrower of Equity Interests (other than treasury stock) after August 1, 2005, (A) in the case of any such issuance in connection with an acquisition, 85% of the total increase in its stockholder's equity as a result of such acquisition and (B) in all other cases, 85% of the total net proceeds received by it from such issuance.

      6. Paragraphs 1, 3, 4 and 5 hereof shall not be effective until each of the following conditions is satisfied:

                  (a) the Administrative Agent (or its counsel) shall have
            received from Required Lenders and each of the Loan Parties either
            (i) a counterpart of this Amendment and Consent signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Consent) that such Person has signed a counterpart of this Amendment and Consent;

                  (b) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents; and

                  (c) the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Amendment and Consent and the transactions contemplated hereby.

      7. Paragraph 2 hereof shall not be effective until each of the following conditions is satisfied:

                  (a) the Administrative Agent (or its counsel) shall have
            received from each of the Loan Parties and the Lenders either (i) a counterpart of this Amendment and Consent signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Consent) that such Person has signed a counterpart of this Amendment and Consent;

                  (b) the Administrative Agent shall have received for the
            account of each Lender that shall have executed and delivered this Amendment an amendment fee equal to 0.10% of the sum of such Lender's Revolving Commitment and the outstanding principal balance of such Lender's Term Loans on the date hereof; and

                  (c) each of the conditions set forth in subsections (b) and
            (c) of paragraph 4 hereof shall have been satisfied.

      8. The Borrower acknowledges and agrees that by virtue of its failure to deliver the Third Quarter 10-Q and the Third Quarter Compliance Certificate on or before August 1, 2005, for purposes of calculating the Applicable Margin, the Total Leverage Ratio shall be deemed to be 3.00:1.00 from and including August 2, 2005 to the date of delivery to the Administrative Agent the Third Quarter 10-Q and the Third Quarter Compliance Certificate, provided, however, notwithstanding anything contained herein or in the Consent and Waiver to the contrary, if Applicable Margin based on the Total Leverage Ratio set forth in the Third Quarter Compliance Certificate (the "Third Quarter Applicable Margin") is higher than the December 2004 Applicable Margin, the Borrower agrees to pay to the Administrative Agent for the account of each Lender, not later than five
(5) Business Days after the delivery of the Third Quarter Compliance Certificate, the difference between interest calculated using the December 2004 Applicable Margin and interest calculated using the Third Quarter Applicable Margin, in each case on the Loans of such Lender outstanding from time to time during the period from June 20, 2005 through and including August 1, 2005.

      9. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or waiver in respect of any term or condition of any Loan Document shall be deemed to be a consent or waiver in respect of any other term or condition contained in any Loan Document.

      10. The Borrower acknowledges that so long as the Defaults shall continue or any other Default shall occur and be continuing, the Borrower shall not be entitled to request Loans or the issuance, increase, amendment, renewal or extension of Letters of Credit under the Credit Agreement ("Credit Extensions"). The Lenders' consent to any Credit Extension requested by the Borrower shall not be construed as a waiver of the Lenders' right to not consent to any other Credit Extensions during the continuance of any Default (including the Defaults) or a waiver of any other rights or remedies of the Credit Parties under the Loan Documents, all of which are expressly reserved.

      11. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and the respective obligations of the Loan Parties thereunder, and agrees and admits that no Loan Party has any defense to or offset against any such obligation, and (ii) represents and warrants that except for the Defaults, no Default has occurred and is continuing and that all of the respective representations and warranties of the Loan Parties contained in the Loan Documents are true and correct.

      12. By signing below, each Subsidiary Guarantor consents to this Amendment and Consent.

      13. This Amendment and Consent may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Consent to produce or account for more than one counterpart signed by the party to be charged.

      14. THIS AMENDMENT AND CONSENT IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  [Remainder of page intentionally left blank.]

                              THE BISYS GROUP, INC.
                        AMENDMENT NO. 1 AND CONSENT NO. 2

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Consent No. 2 to the Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                          THE BISYS GROUP, INC.

                                                          By: /s/ James L. Fox
                                                              ------------------
                                                          Name: James L. Fox
                                                          Title: CFO

CONSENTED TO AND AGREED:

ASCENSUS INSURANCE SERVICES, INC.
BISYS COMMERCIAL INSURANCE SERVICES, INC.
BISYS FINANCING COMPANY
BISYS FUND SERVICES OHIO, INC.
BISYS INSURANCE SERVICE HOLDING CORP.
BISYS INSURANCE SERVICES, INC.
BISYS MANAGEMENT COMPANY
BISYS PRIVATE EQUITY SERVICES, INC.
BISYS RETIREMENT SERVICES, INC.
UNIVERSAL PENSIONS, INC.

AS TO EACH OF THE FOREGOING

By: /s/ James L. Fox
    ----------------
Name: James L. Fox
Title: Executive Vice President

BISYS INFORMATION SOLUTIONS, L.P.

By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC.,
its General Partner

By: /s/ James L. Fox
    ----------------
Name: James L. Fox
Title: Executive Vice President

BISYS DOCUMENT SOLUTIONS, LLC

By: BISYS INFORMATION SOLUTIONS, L.P., its Sole Member

By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC., its General Partner

By: /s/ James L. Fox
    ----------------
Name: James L. Fox
Title: Executive Vice President

                             THE BISYS GROUP, INC.
                       AMENDMENT NO. 1 AND CONSENT NO. 2

                                     THE BANK OF NEW YORK,individually, as
                                     Issuing Bank, as Swingline Lender and
                                     as Administrative Agent

                                     By: /s/ Steven L. Wexler
                                         ---------------------------------------
                                     Name: Steven L. Wexler
                                     Title: Vice President

                                     CONSENTED TO AND AGREED:

                                     BANK OF AMERICA, N.A., successor by
                                     merger to Fleet National Bank,
                                     individually and as Documentation Agent

                                     By: /s/ Richard M. Williams
                                         ---------------------------------------
                                     Name: Richard M. Williams
                                     Title: Credit Products Officer

                                     CONSENTED TO AND AGREED:

                                     JPMORGAN CHASE BANK, individually and
                                     as Documentation Agent

                                     By: /s/ David Gibbs
                                         ---------------------------------------
                                     Name: David Gibbs
                                     Title: Senior Vice President

                                     CONSENTED TO AND AGREED:

                                     SUNTRUST BANK, individually and
                                     as Documentation Agent

                                     By: /s/ Brian K. Peters
                                         ---------------------------------------
                                     Name: Brian K. Peters
                                     Title: Managing Director

                                     CONSENTED TO AND AGREED:

                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     individually and as Documentation Agent

                                     By: /s/ G. Lee Wagner, Jr.
                                         ---------------------------------------
                                     Name: G. Lee Wagner, Jr.
                                     Title: Vice President

                             THE BISYS GROUP, INC.
                       AMENDMENT NO. 1 AND CONSENT NO. 2

                                     CONSENTED TO AND AGREED:

                                     KEYBANK NATIONAL ASSOCIATION

                                     By: /s/ Jeff Kalinowski
                                         -------------------
                                     Name: Jeff Kalinowski
                                     Title: Senior Vice President

                                     CONSENTED TO AND AGREED:

                                     PNC BANK, NATIONAL ASSOCIATION

                                     By: /s/ Michael Richards
                                         --------------------
                                     Name: Michael Richards
                                     Title: Senior Vice President

                                     CONSENTED TO AND AGREED:

                                     THE BANK OF NOVA SCOTIA

                                     By: /s/ Todd Meller
                                         ---------------
                                     Name: Todd Meller
                                     Title: Managing Director

                                     CONSENTED TO AND AGREED:

                                     SCOTIABANC INC.

                                     By: /s/ Nadine Bell
                                         ---------------
                                     Name: Nadine Bell
                                     Title: Senior Manager

                                     CONSENTED TO AND AGREED:

                                     US BANK, N.A.

                                     By: /s/ M. Scott Donaldson
                                         ----------------------
                                     Name: M. Scott Donaldson
                                     Title: Vice President

                             THE BISYS GROUP, INC.
                       AMENDMENT NO. 1 AND CONSENT NO. 2

                                     CONSENTED TO AND AGREED:

                                     ALLIED IRISH BANKS, PLC

                                     By: /s/ Anthony O'Reilly
                                         --------------------
                                     Name: Anthony O'Reilly
                                     Title: Vice President

                                     By: /s/ Denise Magyer
                                         -----------------
                                     Name: Denise Magyer
                                     Title: Vice President

                                     CONSENTED TO AND AGREED:

                                     AIB DEBT MANAGEMENT LTD.

                                     By: /s/ Anthony O'Reilly
                                         --------------------
                                     Name: Anthony O'Reilly
                                     Title: Vice President
                                            Investment Advisor to
                                            AIB Debt Management, Limited

                                     By: /s/ Denise Magyer
                                         -----------------
                                     Name: Denise Magyer
                                     Title: Vice President
                                            Investment Advisor to
                                            AIB Debt Management, Limited

                                     CONSENTED TO AND AGREED:

                                     FIFTH THIRD BANK (CENTRAL OHIO)

                                     By: /s/ Christopher D. Jones
                                         ------------------------
                                     Name: Christopher D. Jones
                                     Title: Vice President

                                     CONSENTED TO AND AGREED:

                                     UFJ BANK LIMITED

                                     By: /s/ Stephen C. Small
                                         --------------------
                                     Name: Stephen C. Small
                                     Title: Senior Vice President & Area Manager

                             THE BISYS GROUP, INC.
                       AMENDMENT NO. 1 AND CONSENT NO. 2

                                     CONSENTED TO AND AGREED:

                                     SUMITOMO MITSUI BANKING CORPORATION

                                     By: /s/ David A. Buck
                                         -----------------
                                     Name: David A. Buck
                                     Title: Senior Vice President

                                     CONSENTED TO AND AGREED:

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                     By: /s/ Beth C. McGinnis
                                         --------------------
                                     Name: Beth C. McGinnis
                                     Title: Senior Vice President

                                     By: /s/ Elizabeth S. Collins
                                         ------------------------
                                     Name: Elizabeth S. Collins
                                     Title: Vice President